Subsequent Events	9 Months Ended	12 Months Ended
	Mar. 31, 2020	Jun. 30, 2019
Subsequent Events [Abstract]
Subsequent Events

NOTE 14: SUBSEQUENT EVENTS

Subsequent to March 31, 2020, an aggregate of $114,428 of principal, accrued interest, and fees have been converted into 815,500 shares of the Company’s common stock.

Subsequent to March 31, 2020, the Company entered into an Asset Purchase Agreement (“APA”) to acquire CloseComms Limited (“CloseComms”), a United Kingdom based company with offices in Wales (U.K.) and California (U.S.), that has developed a patented, software application platform that can be integrated into a retail customer’s existing Wi-Fi infrastructure, giving the retailer important customer data and enabling AI-enhanced, targeted promotions to drive store traffic and sales. Pursuant to the terms of the APA, the Company acquired all of the assets owned, used, or held by CloseComms in connection with the Business (as defined within the APA), other than Excluded Assets (as defined within the APA), and assuming certain specified liabilities of the Business, in exchange for 2,666,666 restricted shares of the Company’s common stock.

NOTE 17: SUBSEQUENT EVENTS

From July 1, 2019 through September 30, 2019, the Company issued 64,800 shares of its common stock to a number of related parties and strategic consultants in connection with prior services provided to the Company. The shares issued were valued at $16,200.

On July 30, 2019, the Company entered into a Securities Purchase Agreement dated as of July 30, 2019 with Power Up Lending Group (“Lender”), and issued an 8% Convertible Promissory Note in the principal amount of $53,000 to the Lender with a maturity date of July 30, 2020. The Company received net proceeds in the amount of $50,000 as a result of $3,000 being paid to reimburse the Lender for legal and due diligence fees incurred with respect to this Securities Purchase Agreement and Convertible Promissory Note.

On August 27, 2019, the Company’s Board of Directors approved the filing of an amendment (the “Amendment”) to the Company’s Certificate of Incorporation to increase the authorized shares of common stock from 25 million shares to 100 million shares pursuant to Section 14A:7-2(4) of the Business Corporation Law of the State of New Jersey. The Amendment was filed with the State of New Jersey on September 4, 2019.

On September 5, 2019, the Company entered into a Securities Purchase Agreement dated as of September 5, 2019 with Power Up Lending Group (“Lender”), and issued an 8% Convertible Promissory Note in the principal amount of $53,000 to the Lender with a maturity date of September 5, 2020. On September 9, 2019, the Company received net proceeds in the amount of $46,800 as a result of $3,000 being paid to reimburse the Lender for legal and due diligence fees incurred with respect to this Securities Purchase Agreement and Convertible Promissory Note and $3,200 being paid to the Company’s Transfer Agent to satisfy an outstanding balance.

On September 24, 2019, the Company entered into a Securities Purchase Agreement dated as of September 24, 2019 with accredited investors (“Lenders”), and issued 8% Convertible Promissory Notes in the principal amount of $124,200 (including an aggregate of $9,200 in original issue discounts) to the Lenders with maturity dates of September 24, 2020. On September 27, 2019, the Company received net proceeds in the amount of $112,000 as a result of $3,000 being paid to reimburse the Lender for legal and due diligence fees incurred with respect to this Securities Purchase Agreement and Convertible Promissory Notes.